Capital management (Tables)	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Summary of Capital

The following table summarizes the capital of the Group:

As at March 31,	2018	2019	2019
	(₹ in million)	(₹ in million)	(US dollars in million)
Equity	754,177	731,946	10,585

Cash and cash equivalents (Note 20 and 21)	44,675	73,331	1,060
Short term investments (Note 19)	315,996	292,112	4,224
Structured Investment net of liability	—	27,018	391

Total cash (a)	360,671	392,461	5,675
Current borrowings (Note 22)	313,700	315,053	4,555
Non-current borrowings (Note 22)	267,888	347,209	5,020

Total debt (b)	581,588	662,262	9,575
Net debt (c=(b-a))	220,917	269,801	3,900

Total capital (equity+net debt)	975,094	1,001,747	14,485

Gearing ratio	0.2	0.3	0.3